Prospectus Supplement	March 29, 2022

Putnam Ultra Short Duration Income Fund
Prospectuses dated November 30, 2021

Effective on May 25, 2022 (the “Effective Date”), all class B shares of the fund acquired prior to the Effective Date will convert automatically to class A shares, and class B shares of the fund will no longer be available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

329687 3/22